SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 3, 2001

SOLECTRON CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-56220	94-2447045
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
incorporation)		Identification Number)

777 Gibraltar Drive
Milpitas, California 95035
(Address of principal executive offices)

(408) 957-8500
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

      On July 2, 2001, Solectron Corporation issued a press release announcing that on June 29, 2001 the Board of Directors of Solectron Corporation approved the adoption of a Stockholder Rights Plan. The press release is attached as Exhibit 99.1 to this Form 8-K.

      On June 18, 2001, Solectron Corporation issued a press release announcing its fiscal third quarter results and outlook for its fiscal fourth quarter, portions of which are attached as Exhibit 99.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

EXHIBIT 99.1 Solectron Corporation Press Release issued July 2, 2001.

EXHIBIT 99.2 Solectron Corporation Fiscal Third Quarter results and Outlook for Fiscal Fourth Quarter.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solectron Corporation (Registrant)

Date: July 3, 2001

	By:	/s/ Susan S. Wang Susan S. Wang Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Solectron Corporation Press Release issued July 2, 2001.
99.2	Solectron Corporation Fiscal Third Quarter Results and Outlook for Fiscal Fourth Quarter.